UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 9, 2005

INTERACTIVE BRAND DEVELOPMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-20958	86-0519152
(Commission File Number)	(IRS Employer Identification No.)

2200 S.W. 10th Street, Deerfield Beach, FL	33442
(Address of Principal Executive Offices)	(Zip Code)

954-363-4797

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 9, 2005, the Company submitted to the American Stock Exchange (“AMEX”) Listing Qualifications Hearings Department a notice requesting withdrawal of its appeal of the AMEX staff's decision to commence delisting procedures. As a result of the Company's withdrawal notice, the AMEX will initiate the process of delisting the Company's common stock from AMEX.

The Company issued a press release on February 10, 2005 announcing the withdrawal of the appeal. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01

Financial Statements and Exhibits.

(c) Exhibits

Exhibits No.	Description

99.1	Press Release dated February 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interactive Brand Developments, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERACTIVE BRAND DEVELOPMENTS, INC.

By:	/s/ STEVE MARKLEY
Steve Markley,
Chief Executive Officer

Date:  February 14, 2005

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